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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 17, 1999



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                       1-3473              95-0862768
 (State or other jurisdiction of        (Commission        (I.R.S. Employer
         incorporation)                 File Number)       Identification No.)



             300 CONCORD PLAZA DRIVE, SAN ANTONIO, TEXAS 78216-6999
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 210-828-8484

                8700 TESORO DRIVE, SAN ANTONIO, TEXAS 78217-6218
         (Former name or former address, if changed since last report.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 17, 1999, Tesoro Petroleum Corporation ("Tesoro" or "Company") completed the sale of its domestic exploration and production business to EEX Corporation effective July 1, 1999. The business sold included Tesoro's four core areas of domestic exploration and production operations located in Texas and Louisiana and all of Tesoro's acreage in those areas, together with Tesoro's interests in other miscellaneous exploration and production properties and gas transportation facilities. The cash sale prices in the purchase agreements totaled $222,000,000, which were adjusted on a preliminary basis for revenues, expenses, capital expenditures, working capital changes and certain other items after the effective date to approximately $214,826,000 in cash received at closing. Under the terms of the purchase agreements, these transactions were structured as sales of stock in subsidiary corporations and membership interests in subsidiary limited liability companies. The consideration received, which was determined through a competitive bidding process and negotiations with EEX Corporation, is subject to post-closing adjustments within 120 days after closing for operations between July 1, 1999, the effective date, and December 17, 1999, the closing date.

The cash received by Tesoro was used to reduce term loans outstanding under its Senior Credit Facility by $97.4 million. The remaining cash proceeds of approximately $117 million are being held by the Company for general corporate purposes.

ITEM 5. OTHER EVENTS

On December 29, 1999, the Company closed on the sale of its Bolivian exploration and production operations to BG International, Ltd., a subsidiary of BG plc, effective July 1, 1999. The sale, which requires authorization from certain Bolivian authorities, generated cash proceeds of approximately $100 million. These cash proceeds, which are subject to post-closing adjustments, will be used to repay debt. The transaction was structured as a sale of stock in a subsidiary corporation. The business sold included five shared-risk contracts with an agency of the Bolivian government to explore for and produce hydrocarbons on more than one million gross acres in two producing blocks and three non-producing blocks. The Company intends to file a current report on Form 8-K within 15 days of this event to report the disposition of its Bolivian assets.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (b)     PRO FORMA FINANCIAL INFORMATION.

                      Included as Exhibit 99.1 of this Form 8-K are the unaudited pro forma condensed financial statements of the Company as of September 30, 1999 and for the year ended December 31, 1998 and nine months ended September 30, 1999.

              (c)     EXHIBITS.

                      +2.1 Stock Purchase Agreement, dated as of October 8, 1999, but effective as of July 1, 1999 among the Company, Tesoro Gas Resources Company, Inc., EEX Operating LLC and EEX Corporation.

                      +2.2 First Amendment to Stock Purchase Agreement dated December 16, 1999, but effective as of October 8, 1999, among the Company, Tesoro Gas Resources Company, Inc., EEX Operating LLC and EEX Corporation.

                      +2.3 Purchase Agreement dated as of December 17, 1999 among the Company, Tesoro Gas Resources Company, Inc. and EEX Operating LLC (Membership Interests in Tesoro Grande LLC).


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                      +2.4    Purchase Agreement dated as of December 17, 1999
                              among the Company, Tesoro Gas Resources Company, Inc. and EEX Operating LLC (Membership Interests in Tesoro Reserves Company, LLC).

                      +2.5 Purchase Agreement dated as of December 17, 1999 among the Company, Tesoro Gas Resources Company, Inc. and EEX Operating LLC (Membership Interests in Tesoro Southeast LLC).

                      +4.1 Amended and Restated First Amendment and Consent, dated as of November 10, 1999, to the Third Amended and Restated Credit Agreement, dated as of July 2, 1998, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc., as advisor and arranger, Lehman Commercial Paper Inc., as syndication agent, Paribas and Bank One, NA, as co-administrative agents, Bank One, NA, as general administrative agent, Paribas, as collateral agent, and The Bank of Nova Scotia, as documentation agent.

                      +99.1 Unaudited Pro Forma Condensed Financial Statements of the Company as of September 30, 1999 and for the year ended December 31, 1998 and nine months ended September 30, 1999.

-----------------------
+  Filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TESORO PETROLEUM CORPORATION
                                                 REGISTRANT






Date:  January 3, 2000
                                         By:  /s/  JAMES C. REED, JR.
                                            -----------------------------------
                                                    James C. Reed, Jr.
                                                 Executive Vice President,
                                               General Counsel and Secretary


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                                  EXHIBIT INDEX


EXHIBIT                              DESCRIPTION
-------                              -----------
   +2.1    Stock Purchase Agreement, dated as of October 8, 1999, but effective as of July 1, 1999 among the Company, Tesoro Gas Resources Company,
           Inc., EEX Operating LLC and EEX Corporation.

   +2.2 First Amendment to Stock Purchase Agreement dated December 16, 1999, but effective as of October 8, 1999, among the Company, Tesoro Gas
           Resources Company, Inc., EEX Operating LLC and EEX Corporation.

   +2.3    Purchase Agreement dated as of December 17, 1999 among the Company,
           Tesoro Gas Resources Company, Inc. and EEX Operating LLC (Membership
           Interests in Tesoro Grande LLC).

   +2.4    Purchase Agreement dated as of December 17, 1999 among the Company,
           Tesoro Gas Resources Company, Inc. and EEX Operating LLC (Membership
           Interests in Tesoro Reserves Company, LLC).

   +2.5    Purchase Agreement dated as of December 17, 1999 among the Company,
           Tesoro Gas Resources Company, Inc. and EEX Operating LLC (Membership
           Interests in Tesoro Southeast LLC).

   +4.1    Amended and Restated First Amendment and Consent, dated as of
           November 10, 1999, to the Third Amended and Restated Credit
           Agreement, dated as of July 2, 1998, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Lehman Brothers Inc., as advisor and arranger, Lehman Commercial Paper Inc., as syndication agent, Paribas and Bank
           One, NA, as co-administrative agents, Bank One, NA, as general administrative agent, Paribas, as collateral agent, and The Bank of Nova Scotia, as documentation agent.

   +99.1 Unaudited Pro Forma Condensed Financial Statements of the Company as of September 30, 1999 and for the year ended December 31, 1998 and nine months ended September 30, 1999.

-------------------------
+  Filed herewith.


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